SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 10 or 15(d) of the
                    Securities Exchange Act of 1934



                              May 8, 1997
           ------------------------------------------------
           Date of Report (date of earliest event reported)


                      NETWORK LONG DISTANCE, INC.
         -----------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


    DELAWARE                    0-23172                77-1122018
---------------               -----------          -------------------
(State or Other               (Commission          (IRS Employer Iden-
Jurisdiction of               File Number)          tification Number)
Incorporation)

                          525 FLORIDA STREET
                     BATON ROUGE, LOUISIANA  70801
                ---------------------------------------
                (Address of Principal Executive Offices
                          Including Zip Code)


                             (504) 343-3125
                     ------------------------------
                     (Registrant's telephone number,
                          including area code)







Page 1 of 113.

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

               On May 5, 1997, the Company entered into a Stock Acquisition Agreement (the "Agreement") between and among National Teleservice, Inc. ("NTI"), The 1993 Friend Family Revocable Trust, Leaf Family Partners, Ltd., O. A. Friend, John V. Leaf and Mary J. Lang (collectively, the "Sellers") which provided for the acquisition by the Company of all of the outstanding stock of NTI in consideration for the issuance to the Sellers, who are the NTI shareholders, of approximately 3,275,000 shares of the Company's Common Stock. The number of shares of the Company's Common Stock to be delivered at the Closing is to be adjusted according to the amount of cash and cash equivalents reflected on the books of NTI as of the close of business on the day preceding the Closing (the "Cash Amount"). If the Cash Amount is less than $2 million, the number of shares of Common Stock to be delivered to the Sellers is to be reduced by an amount equal to the quotient of the amount of such difference divided by eight and rounded up to the nearest whole number. If the Cash Amount exceeds $2,000,000, the number of shares of Common Stock to be delivered at Closing is to increased by an amount equal to the quotient of the amount of such difference divided by eight and rounded up to the nearest whole number.

               The Agreement contains numerous representations, warranties and covenants by both parties. A complete description of all warranties, representations and covenants are set forth in the Agreement included as an Exhibit to this Report.

               Concurrent with the execution of the Agreement and the closing, the Registrant and the shareholders of NTI entered into a registration rights agreement (the "Registration Rights Agreement") pursuant to which the shareholders of NTI and their successors and assigns will have the right to cause the Registrant to register the Registrant's Common Stock for sale under the Securities Act of 1933, as amended (the "Securities Act"), and to cause the Registrant to include the Registrant's Shares in any registration statement filed under the Securities Act offering any other shares of the Registrant's Common Stock. The Registration Rights Agreement is attached to this Report as an Exhibit to the Agreement.

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

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


Item 5.   Other Events
          ------------

          N/A

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) and (b)    The pro forma financial information and audited
                         financial statements required by this Item will be filed as an amendment to this Report no later than sixty (60) days from the date of this Report.

          (c)       Exhibits: Filed herewith pursuant to Reg. S-K Item 601
                              is the following exhibit.

Exhibit No.    Page           Description
-----------    ----           -----------

     10.1       5             Stock Acquisition Agreement dated May 5,
                              1997 between the Registrant and National
                              Teleservice, Inc.









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

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NETWORK LONG DISTANCE, INC.



Dated: May 8, 1997                      By:   /s/ MARC I. BECKER
                                           -----------------------------
                                            Marc I. Becker,
                                            Executive Vice President









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